UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2026

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-39874	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEXX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 3.03 Material Modification to Rights of Security Holders

On July 29, 2026, Lexaria Bioscience Corp. (the “Company”) filed a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada authorizing a 1-for-15 reverse stock split of the Company’s (a) authorized shares of common stock; and (b) issued and outstanding shares of common stock (the “Reverse Stock Split”).

Reason for the Reverse Stock Split

The Reverse Stock Split was effected primarily to enable the Company to expeditiously restore compliance with the continued listing standard of NASDAQ Capital Market (“NASDAQ”) and secondarily to attempt to stabilize uncertain stock conditions in order to increase the Company’s ability to attract new business development partners.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split will become effective at 12:01 a.m. Eastern Time on August 3, 2026, and will be reflected with NASDAQ and in the marketplace at the open of business on August 3, 2026 (the “Effective Date”),whereupon the shares of common stock will begin trading on a split-adjusted basis. In connection with the Reverse Stock Split, the Company’s shares of common stock will continue to trade on NASDAQ under the symbol “LEXX” but will trade under a new CUSIP Number, 52886N604.

Split Adjustment; No Fractional Shares. On the Effective Date, the total number of shares of the Company’s common stock held by each stockholder will be converted automatically into the number of whole shares of common stock equal to (i) the number of issued and outstanding shares of common stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 15.

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split common stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting stockholder.

Computershare Trust Company of Canada

PO Box 7023

31 Adelaide Street East

Toronto, ON M5C 2K4

Phone: 1-800-564-6253

Email: corporateactions@computershare.com

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Please contact Computershare Trust Company of Canada for further information, related costs and procedures before sending any certificates

State Filing. The Reverse Stock Split was effected by the Company filing the Certificate pursuant to NRS Section 78.209 with the Secretary of State of the State of Nevada on July 29, 2026. The Certificate will not be effective until the Effective Date. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval was required. NRS Section 78.207 provides that the Reverse Stock Split may be implemented by a resolution adopted by the Board of Directors of the Company, without stockholder approval, if (x) both the number of authorized shares of common stock and the number of outstanding shares of common stock are proportionally reduced as a result of the Reverse Stock Split; (y) the Reverse Stock Split does not adversely affect any other class of stock of the Company; and (z) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

Capitalization. Prior to the Effective Date of the Certificate, the Company was authorized to issue 220,000,000 shares of common stock. As a result of the Reverse Stock Split, the Company will be authorized to issue 14,666,667 shares of common stock (the Company’s authorized shares of common stock will be reduced in the same ratio (1-for-15) as its outstanding common stock was reduced). As of the current date, there were 24,787,446 shares of common stock outstanding. As a result of the Reverse Stock Split, there will be approximately 1,652,518 shares of common stock outstanding (subject to additional adjustment due to the effect of rounding fractional shares up into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the common stock.

Each stockholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares.

All options and warrants of the Company outstanding immediately prior to the Reverse Stock Split will be appropriately adjusted as a result of the Reverse Stock Split

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The information required by this Item 5.03 is set forth in Item 3.03 above, which information is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change to Amended and Restated Articles of Incorporation
99.1	Press Release issued July 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Richard Christopher
Richard Christopher
CEO, Principal Executive Officer

Date: July 30, 2026

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